                                  Exhibit 99.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss.1350),
the undersigned, Warren G. Lichtenstein, President and Chief Executive Officer
of WebFinancial Corporation, a Delaware corporation (the "Company"), does hereby certify, to his knowledge, that:

The Annual Report on Form 10-K for the year ended December 31, 2002 of the
Company (the "Report") fully complies with the requirements of Section 13(a) or
15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                          /s/ Warren G. Lichtenstein
                                          -------------------------------------
                                          Warren G. Lichtenstein
                                          President and Chief Executive Officer
                                          March 26, 2003